Business Combinations (Details 1)	12 Months Ended
Dec. 31, 2025
Business Combinations
Assets acquired	Intangible assets
Measurement bases	The fair value is determined by projecting the future cash flows attributable to the specific intangible asset over its expected useful life, deducting contributory asset charges for the use of supporting assets, and discounting the resulting excess earnings to present value using an appropriate discount rate that reflects the risk associated with the asset.